Exhibit 2

JOINT FILING STATEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the common shares of CureVac N.V. and further agree that this Joint Filing Agreement be included as an exhibit to such joint filing.

The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Each party to this Joint Filing Agreement agrees that this Joint Filing Agreement may be signed in counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has caused this Joint Filing Agreement to be executed as of this 21st day of February, 2022.

DIEVINI HOPP BIOTECH HOLDING GMBH & CO. KG

By:	dievini Verwaltungs GmbH
its General Partner

By:	/s/ Dr. Marc Hauser
	Name:	Dr. Marc Hauser
	Title:	Attorney-in-fact

DH-CAPITAL GMBH & CO. KG

By:	BW Verwaltungs GmbH
its General Partner

By:	/s/ Dr. Marc Hauser
	Name:	Dr. Marc Hauser
	Title:	Attorney-in-fact

OH BETEILIGUNGEN GMBH & CO. KG

By:	OH Verwaltungs GmbH
its General Partner

By:	/s/ Dr. Marc Hauser
	Name:	Dr. Marc Hauser
	Title:	Attorney-in-fact

DH-LT-INVESTMENTS GMB

By:	/s/ Dr. Marc Hauser
	Name:	Dr. Marc Hauser
	Title:	Attorney-in- Fact

/s/ Dr. Marc Hauser as attorney-in-fact
DIETMAR HOPP

/s/ Dr. Marc Hauser as attorney-in-fact
OLIVER HOPP

/s/ Dr. Marc Hauser as attorney-in-fact
DANIEL HOPP

/s/ Dr. Marc Hauser as attorney-in-fact
FRIEDRICH VON BOHLEN UND HALBACH

/s/ Dr. Marc Hauser as attorney-in-fact
CHRISTOF HETTICH

/s/ Dr. Marc Hauser as attorney-in-fact
MATHIAS HOTHUM

MH-LT-INVESTMENTS GMB

By:	/s/ Dr. Marc Hauser
	Name:	Dr. Marc Hauser
	Title:	Attorney-in- Fact